UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 30, 2023

AMERGENT HOSPITALITY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56160	84-4842958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

Post Office Box 470695

Charlotte, NC

28247

(Address of principal executive office) (zip code)

(Former address of principal executive offices) (zip code)

(704) 366-5122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 30, 2023, Amergent Hospitality Group Inc., a Delaware corporation (“Amergent” or the “company”) entered into a new at-will employment agreement with Stephen J. Hoelscher for his continued service as Chief Financial Officer. The disclosures set forth in Item 5.02 are incorporated herein by this reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On January 30, 2023, Amergent entered into a new at-will employment agreement with Stephen J. Hoelscher for his continued service as Chief Financial Officer. Effective January 6, 2023, his salary was increased to $180,000 per annum. In addition, the board of directors granted him a cash bonus of $30,000 for his services as Chief Financial Officer during the fiscal year ended December 31, 2022. The bonus is to be paid in 10 installments semi-monthly commencing the first pay period nearest February 1, 2023. For 2023, his discretionary cash bonus target is $36,000 and, to the extent earned and approved by the board of directors, will be paid within ninety (90) days of the end of 2023, provided Mr. Hoelscher is still employed with the Company at the time of payment. Mr. Hoelscher will receive two weeks of paid vacation annually and will be entitled to participate in benefits offered by the company to senior executive officers.

As an inducement for Mr. Hoelscher’s continued service, the company granted Mr. Hoelscher 50,000 restricted shares of AMHG common stock that vest immediately under the company’s 2021 Equity Incentive Plan. In addition, he will receive an option to purchase 100,000 shares of AMHG common stock, which options will vest annually in three equal installments, commencing December 31, 2023. The exercise price for the first 1/3 will be $0.60 for the first third, the second 1/3, $1.00, and the last third, $1.50.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2023

Amergent Hospitality Group Inc.

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer